UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 3, 2010

HCP, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-08895	33-0091377
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3760 Kilroy Airport Way, Suite 300
Long Beach, California	90806
(Address of Principal Executive Offices)	(Zip Code)

(562) 733-5100

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On November 3, 2010, HCP, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., as representative of the several underwriters named therein (the “Representative”), pursuant to which the Company agreed to issue and sell up to 12,000,000 shares of the Company’s common stock, par value $1.00 per share (“Common Stock”), in an underwritten public offering (the “Offering”). Citigroup Global Markets Inc.; Goldman, Sachs & Co.; and J.P. Morgan Securities LLC acted as joint book-running managers for the Offering. Barclays Capital Inc.; Credit Agricole Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; RBS Securities Inc.; UBS Securities LLC; Wells Fargo Securities, LLC; and Morgan Stanley & Co. Incorporated acted as joint lead managers for the Offering. CSCA Capital Advisors, LLC; Scotia Capital (USA) Inc.; SunTrust Robinson Humphrey, Inc.; BNY Mellon Capital Markets, LLC; PNC Capital Markets LLC; and Morgan Keegan & Company, Inc. acted as co-managers for the Offering. On November 3, 2010, the Representative, on behalf of the several underwriters named in the Underwriting Agreement, exercised the over-allotment option to purchase an additional 1,800,000 shares of Common Stock.

The Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by this reference.  The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

The Company will use the proceeds to repay borrowings under the Company’s revolving credit facility, which was drawn upon for various investments, including the recent debt investments in Genesis HealthCare, with the remainder to be used for general corporate purposes.

The press release announcing the commencement of the Offering is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

The press release announcing the pricing of the Offering is filed as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement between the Company and Citigroup Global Markets Inc., as representative of the several underwriters, dated November 3, 2010.

5.1	Opinion of Ballard Spahr LLP relating to the Offering.

8.1	Opinion of Latham & Watkins LLP regarding tax matters.

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).

99.1	Press Release, dated November 2, 2010.

99.2	Press Release, dated November 3, 2010.

99.3	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-161721).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HCP, INC.
(Registrant)

Date: November 8, 2010	By:	/s/ Thomas M. Herzog
Thomas M. Herzog
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Attached as exhibits to this Current Report on Form 8-K are the documents listed below:

Exhibit No.	Description
1.1	Underwriting Agreement between the Company and Citigroup Global Markets Inc., as representative of the several underwriters named therein, dated November 3, 2010.
5.1	Opinion of Ballard Spahr LLP relating to the Offering.
8.1	Opinion of Latham & Watkins LLP regarding tax matters.
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).
99.1	Press Release, dated November 2, 2010.
99.2	Press Release, dated November 3, 2010.
99.3	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-161721).